UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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TAITRON COMPONENTS INCORPORATED
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TAITRON COMPONENTS INCORPORATED

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 24, 2018

TO THE SHAREHOLDERS OF TAITRON COMPONENTS INCORPORATED:

You are cordially invited to attend the Annual Meeting of Shareholders of Taitron Components Incorporated (“Annual Meeting”), a California corporation (the “Company”), to be held on Thursday, May 24, 2018 at 10:00 a.m. Pacific time, at our corporate headquarters, located at 28040 West Harrison Parkway, Valencia, CA  91355.

At the Annual Meeting, shareholders will be asked to consider and act upon the following matters:

1.  to elect five (5) members to serve on our Board of Directors until the next annual meeting of shareholders and/or until his successor has been duly elected and qualified;
2.  to act on an advisory vote to approve the Company's executive compensation (“Say-On-Pay”);
3.  to act on an advisory vote on the frequency of the shareholder Say-On-Pay;
4.  to approve our 2018 Omnibus Incentive Plan, which authorizes the issuance of up to 1,000,000 shares of our Class A Common Stock pursuant to grants awarded under the Plan; and
5.  to transact other business properly presented at the meeting or any postponement or adjournment thereof.

The Board of Directors has fixed April 20, 2018 as the record date for the determination of shareholders entitled to notice and to vote at the Annual Meeting and any postponement or adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice and to vote at the Annual Meeting.  A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for 10 days prior to the Annual Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.  YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.  IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors, /s/ Stewart Wang Stewart Wang Chief Executive Officer, President and Director

April 30, 2018

28040 West Harrison Parkway
Valencia, California 91355
(661) 257-6060

TAITRON COMPONENTS INCORPORATED

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 24, 2018

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Taitron Components Incorporated, a California corporation (the “Company”), for use at the Annual Meeting of Shareholders (“Annual Meeting”), to be held on Thursday, May 24, 2018, at 10:00 a.m. Pacific time, at our corporate headquarters, located at 28040 West Harrison Parkway, Valencia, CA  91355.  Accompanying this Proxy Statement is the Board of Directors’ Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

The expense of this solicitation of proxies will be borne by the Company.  Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, electronic mail or personal calls.  Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by those persons and the Company will reimburse them for their reasonable expenses incurred in this regard.

The purpose of the meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting of Shareholders.  As of the date of this Proxy Statement, the Board of Directors knows of no other business that may be presented for consideration at the Annual Meeting.  All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting and which have not been revoked will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.  A shareholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.  If any other business properly comes before the meeting, votes will be cast pursuant to those proxies in respect of any other business in accordance with the judgment of the persons acting under those proxies.

The Company’s principal executive offices are located at 28040 West Harrison Parkway, Valencia, CA 91355.  It is anticipated that the mailing to shareholders of this Proxy Statement and the enclosed proxy will commence on or about May 3, 2018.

OUTSTANDING SECURITIES AND VOTING RIGHTS

The close of business on April 20, 2018, has been fixed as the record date (“Record Date”) for the determination of shareholders entitled to notice and to vote at the Annual Meeting or any postponement or adjournment thereof.  As of the Record Date, the Company had outstanding 4,808,235 shares of Class A common stock, par value $0.001 per share, (the “Class A Common Stock”), and 762,612 shares of Class B common stock, par value $0.001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”).  The Class A Common Stock and the Class B Common Stock are the only outstanding voting securities of the Company.  As of the Record Date, the Company had 26 holders of record of the Class A Common Stock.  The Company believes there are approximately 500 additional beneficial holders of its Class A Common Stock.  There is one (1) holder of the Class B Common Stock.

A holder of Class A Common Stock is entitled to cast one (1) vote for each share held on the Record Date on all matters to be considered at the Annual Meeting.  A holder of Class B Common Stock is entitled to cast ten (10) votes for each share held on the Record Date on all matters to be considered at the Annual Meeting.

All matters that may properly come before the Annual Meeting require for approval the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum).

A quorum, which is a majority of the outstanding shares as of the Record Date, must be present to hold the Annual Meeting.  A quorum is calculated based on the number of shares represented by the shareholders attending in person and by their proxy holders.  Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum.  Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against these matters.

PROPOSAL 1 - ELECTION OF DIRECTORS

Proposal 1 is the election of five members of the Board of Directors.  In accordance with the Articles of Incorporation and Bylaws of the Company, the Board of Directors consists of not less than three (3) nor more than seven (7) members, the exact number to be determined by the Board of Directors.  At each annual meeting of the shareholders of the Company, directors are elected for a one-year term.  The Board of Directors is currently set at five (5) members, and there currently are no vacancies.  At the 2018 Annual Meeting, each director will be elected for a one-year term expiring at the 2019 Annual Meeting.

Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below.  If any person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the present Board of Directors to fill the vacancy.  The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve if elected a director.

Should any of the nominees fail to receive the vote required to be elected in accordance with the Company’s Bylaws, the term of his or her service as a director will end on the date that is the earlier of (i) 60 days after the date on which the voting results are determined pursuant to California law or (ii) the date on which the Board of Directors selects a person to fill the office held by that director, unless he or she has earlier resigned.

The following table sets forth the nominees the Board of Directors proposes to be elected at the Annual Meeting, the year each such nominee was first elected a director and the current position(s) with the Company held by each nominee:
Name	Year First Became a Director	Position(s)
Tzu Sheng (Johnson) Ku	1989	Director and Chairman
Stewart Wang	1989	President, Chief Executive Officer and Director
Richard Chiang	1989	Director
Felix Sung	1995	Director
Craig Miller	2000	Director

***THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED ABOVE***

PROPOSAL 2 - ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

We urge you to read the “COMPENSATION OF NAMED EXECUTIVE OFFICERS” section of this proxy statement.  This advisory vote, commonly known as “Say-on-Pay,” gives you as a shareholder the opportunity to endorse or not endorse our executive officer compensation program and policies through the following resolution:

“RESOLVED, that the shareholders endorse the compensation of the Company's executive officers, as disclosed in the compensation tables, and the related disclosure contained under the caption “COMPENSATION OF NAMED EXECUTIVE OFFICERS” of this proxy statement.”

Because your vote is advisory, it will not be binding on the Board of Directors.  However, the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

***THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RESOLUTION ABOVE***

PROPOSAL 3 - ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY

Background: This resolution is required pursuant to Section 14A of the Securities Exchange Act.

The Company is presenting the following proposal, which gives you as a shareholder the opportunity to inform the Company as to how often you would like the Company to include a proposal, similar to Proposal No. 2, in our proxy statements.  While the Board intends to consider the shareholder vote resulting from this proposal, the final vote will not be binding on the Company and is advisory in nature.

“RESOLVED, that the shareholders wish the Company to include an advisory vote on the compensation of the Company's executive officers pursuant to Section 14A of the Securities Exchange Act every:
 (i) one year; (ii) two years; or (iii) three years.”

The alternative that receives the greatest number of votes compared to the other alternatives shall be the vote of the shareholders.

***THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE “THREE YEARS” OPTION WITHIN THE RESOLUTION ABOVE***

PROPOSAL 4 - ADOPTION OF 2018 OMNIBUS INCENTIVE PLAN

On April 25, 2018, our board of directors approved the Taitron Components Incorporated 2018 Omnibus Incentive Plan (the “2018 Plan”), subject to approval of the 2018 Plan by our shareholders at the Annual Meeting. A copy of the 2018 Plan is attached to this proxy statement as Appendix A.
Our board of directors believes that the continued growth of Taitron Components depends, in large part, upon our ability to attract and motivate key employees and directors, and that equity incentive awards are an important means of attracting, retaining and motivating talented employees and directors. Accordingly, to ensure that we may continue to attract employees and directors who are expected to contribute to our success, our board of directors adopted the 2018 Plan. The 2018 Plan is subject to approval by our shareholders at the Annual Meeting.  If the 2018 Plan is not approved by our shareholders, it will not be implemented in the form proposed.
Summary of the 2018 Plan
The following summary of the principal features of the 2018 Plan is qualified in its entirety by reference to the full text of the 2018 Plan.

Shares Available. A total of 1,000,000 shares of our Class A common stock have been reserved for issuance pursuant to the 2018 Plan. Any shares of Class A common stock that are subject to awards shall be counted against this limit on a one-for-one basis. If any shares of Class A common stock subject to an award under the 2018 Plan are forfeited, expire or are settled for cash, the shares subject to the award may be used again for awards under the 2018 Plan to the extent of the forfeiture, expiration or cancellation on a one-for-one basis. In the event that any option or other award granted under the 2018 Plan is exercised through the tendering of shares of Class A common stock (either actually or by attestation) or by the withholding of shares of Class A common stock by us, then in each such case the shares so tendered or withheld shall again be available for awards under the 2018 Plan on a one-for-one basis. In addition, in the event that withholding tax liabilities arising from any option or other award under the 2018 Plan are satisfied by the tendering of shares of Class A common stock (either actually or by attestation) or by the withholding of shares of Class A common stock by us, then in each such case the shares of Class A common stock so tendered or withheld shall again be available for awards under the 2018 Plan on a one-for-one basis.
Plan Administration. The 2018 Plan will be administered by the compensation committee of our board of directors which shall consist of at least two members of our board, each of whom must qualify as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Rule 16b-3, an “outside director” under Section 162(m) of the Code and an “independent director” under NASDAQ rules. The compensation committee has the authority to determine the terms and conditions of awards, and to interpret and administer the 2018 Plan. The compensation committee may (i) delegate to a committee of one or more directors the right to make awards and to cancel or suspend awards and otherwise take action on its behalf under the 2018 Plan (to the extent not inconsistent with applicable law, including Section 162(m) of the Code, and the rules of the principal U.S. national securities exchange on which the Class A common stock is traded), and (ii) to the extent permitted by law, delegate to an executive officer or a committee of executive officers the right to make awards to employees who are not directors or executive officers and the authority to take action on behalf of the compensation committee pursuant to the 2018 Plan to cancel or suspend awards under the 2018 Plan to key employees who are not directors or executive officers.
Stock Options. Stock options may be granted under our 2018 Plan. The exercise price of options granted under our 2018 Plan must at least be equal to the fair market value of our Class A common stock on the date of grant. The term of an incentive stock option may not exceed 10 years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The compensation committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the compensation committee, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term. Subject to the provisions of our 2018 Plan, the compensation committee determines the other terms of options.
Stock Appreciation Rights. Stock appreciation rights may be granted under our 2018 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our Class A common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding 10 years. After the termination of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her option agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our 2018 Plan, the compensation committee determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our Class A common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock. Restricted stock may be granted under our 2018 Plan. Restricted stock awards are grants of shares of our Class A common stock that vest in accordance with terms and conditions established by the compensation committee. The compensation committee will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of our 2018 Plan, will determine the terms and conditions of such awards. The compensation committee may impose whatever conditions to vesting it determines to be appropriate (for example, the compensation committee may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the compensation committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the compensation committee provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.
Restricted Stock Units. Restricted stock units may be granted under our 2018 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our Class A common stock. Subject to the provisions of our 2018 Plan, the compensation committee will determine the terms and conditions of restricted stock units, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the compensation committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.
Performance Units and Performance Shares. Performance units and performance shares may be granted under our 2018 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the compensation committee are achieved or the awards otherwise vest. The compensation committee will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. After the grant of a performance unit or performance share, the compensation committee, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the compensation committee prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our Class A common stock on the grant date. The compensation committee, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.
Outside Directors. Our 2018 Plan provides that all non-employee directors are eligible to receive all types of awards (except for incentive stock options) under the 2018 Plan.
No Repricing. Our 2018 Plan prohibits repricing of options and stock appreciation rights (other than to reflect stock splits, spin-offs or similar corporate events) unless shareholder approval is obtained. A “repricing” means a reduction in the exercise price of an option or the grant price of a stock appreciation right, the cancellation of an option or stock appreciation right in exchange for cash or another award under the 2018 Plan, or any other action with respect to an option or stock appreciation right that may be treated as a repricing under the rules of the principal U.S. national securities exchange on which the Class A common stock is traded.
Non-transferability of Awards. Unless the compensation committee provides otherwise, our 2018 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.
Certain Adjustments. In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under our 2018 Plan, the compensation committee will adjust the number and class of shares that may be delivered under our 2018 Plan and/or the number, class and price of shares covered by each outstanding award and the numerical share limits set forth in our 2018 Plan. In the event of our proposed liquidation or dissolution, the compensation committee will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.
Merger or Change in Control. Our 2018 Plan provides that in the event of a merger or change in control, as defined under the 2018 Plan, each outstanding award will be treated as provided for in the individual award agreement, except that the compensation committee, in its discretion, may determine that, upon the occurrence of a merger or change in control, each option and stock appreciation right shall terminate within a specified number of days after notice to the participant, or that the participant shall receive, with respect to each share of Class A common stock subject to such option or stock appreciation right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of the merger or change in control over the exercise price per share of such option or stock appreciation right.

Unless otherwise provided in an individual award agreement, in the event of a merger or change in control in which the successor company assumes or substitutes for an award granted under the 2018 Plan, if a participant’s employment with the successor company or a subsidiary thereof terminates within 12 months following such merger or change in control, (i) the options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 12 months, and (ii) the restrictions, limitations and other conditions applicable to restricted stock and restricted stock units outstanding as of the date of such termination of employment shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested.
Unless otherwise provided in an individual award agreement, in the event of a merger or change in control in which the successor company does not assume or substitute for an award granted under the 2018 Plan, then immediately prior to the merger or change in control, (i) those options and stock appreciation rights outstanding as of the date of the merger or change in control that are not assumed or substituted for shall immediately vest and become fully exercisable, and (ii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or substituted for shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested.
Amendment, Termination. Our board of directors will have the authority to amend, suspend or terminate the 2018 Plan provided such action does not require shareholder approval and will not impair the existing rights of any participant. Our 2018 Plan will automatically terminate in 2028, unless we terminate it sooner.
Federal Income Tax Consequences
The following discussion summarizes certain federal income tax considerations of awards under the 2018 Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.
Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of Class A common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of Class A common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.
Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of Class A common stock or other property received upon the exercise.
Restricted Stock, Performance and Restricted Stock Unit Awards. The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of Class A common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code, within 30 days of the grant, to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of Class A common stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.
Upon disposition of shares of Class A common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.  The gain will be long term capital gain if the participant has held the shares for at least one year.
Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the 2018 Plan, subject to the provisions of Section 162(m) of the Code, in an amount equal to the ordinary income realized by a participant and at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code may limit the deductibility of compensation paid to our chief executive officer, chief financial officer and to each of the next three most highly compensated executive officers other than the chief executive officer and chief financial officer. Under Section 162(m), the annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1,000,000 or if the compensation is treated as performance-based compensation under Section 162(m) of the Code. Compensation attributable to stock options and SARs under the 2018 Plan should qualify as performance-based compensation if the awards are made by the compensation committee and the exercise or grant price of the award is no less than the fair market value of the Class A common stock on the date of grant. Compensation attributable to restricted stock awards, restricted stock unit awards and performance awards should qualify as performance-based compensation if (i) the compensation is approved by the compensation committee, (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and (iii) the compensation committee certifies in writing prior to the payment of the compensation that the performance goal has been satisfied.
Vote Required
The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required to adopt the proposed 2018 Omnibus Incentive Plan.
***THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE 2018 OMNIBUS INCENTIVE PLAN ***
DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each director nominee, director, and executive officer of the Company as of March 31, 2018.  All officers are appointed by and serve at the discretion of the Board of Directors.  There are no family relationships between any directors or officers of the Company.  The Board believes that the attributes, leadership skills and other experiences of its board members described in the paragraphs below (the “Specific Qualifications”), provide the Company with a diverse range of perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

Name	Age	Position(s)
Tzu Sheng (Johnson) Ku	69	Director and Chairman
Stewart Wang	68	President, Chief Executive Officer and Director
Richard Chiang	61	Director
Felix Sung	68	Director
Craig Miller	64	Director
David Vanderhorst	53	Chief Financial Officer and Corporate Secretary

The Company is not aware of any material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of the Common Stock of the Company, or any associate of any such director, officer or affiliate of the Company, or security holder, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Tzu Sheng (“Johnson”) Ku, a co-founder of the Company, has been the Chairman of the Company since it was founded in 1989.  Mr. Ku is also Chairman of both Johnson Premium Hardwood Flooring and Americana Floors Incorporated.  Johnson Premium Hardwood Flooring is a manufacturer of pre-finished solid wood floors and Americana Floors Incorporated is an importer, wholesaler and retailer of name brand hardwood floors.

Specific Qualifications:
•	Business leadership experience as our Chairman and director since 1989.
•	Large stockholder with a significant investment in the Company.

Stewart Wang, a co-founder of the Company, has served as Chief Executive Officer, President and a Director of the Company since its organization in 1989.  In addition, from November 2002 to May 2008, Mr. Wang has also served as Chief Financial Officer of the Company.  Prior to founding the Company, Mr. Wang attended Pepperdine University, where he received his Masters of Business Administration degree in 1989.  From 1985 to 1986, Mr. Wang was employed by Diodes Incorporated, a manufacturer and reseller of discrete rectifiers, as Purchasing and MIS Manager and later as Chief Operating Officer and President from 1986 to 1987.  Prior thereto, from 1983 to 1985, Mr. Wang was Sales Manager for Rectron Limited, a rectifier manufacturer in Taiwan.

Specific Qualifications:
•	Business leadership experience as our Chief Executive Officer and director since 1989.
•	Large stockholder with a significant investment in the Company.

Richard Chiang has been a Director of the Company since it was founded in 1989.  Since 1986, Mr. Chiang has been the Chairman of Princeton Technology Corporation, a fabless integrated circuit design company.  Mr. Chiang is also Chairman of Triton Management Corporation, a venture capital fund management company managing in excess of $80 million.

Specific Qualifications:
•	Previous history on the Company’s Board of Directors since 1989.
•	Knowledge of past and current business strategies.
•	International business leadership experiences qualify him to serve as the chair of our Compensation Committee.

Felix Sung became a director of the Company in February 1995.  Since 1978, Mr. Sung has been the Managing Director and former Vice President of Tai North Company, a company engaged in exporting electronics, plastic parts and finished products to the United States and various European countries.

Specific Qualifications:
•	Previous history on the Company’s Board of Directors since 1995.
•	Knowledge of past and current business strategies.
•	International business leadership experience.

Craig Miller became a director of the Company in May 2000.  Since 2014, Mr. Miller has been a Vice President-Senior Relationship Manager for Preferred Bank.  From 2012 to 2013, he was director for Opus Bank specializing in commercial lending solutions.  From 2011 to 2012, he held the same position at Santa Barbara Bank & Trust.  From 2005 to 2011, Mr. Miller was a Managing Director of Janas Associates, an investment-banking firm, Mergers & Acquisitions.  From 1998 to 2005, Mr. Miller was a director of Mosaic Capital, LLC, an investment-banking firm.  Prior thereto, Mr. Miller served as Regional Vice President with Comerica Bank since 1994.  From 1987 to 1994, Mr. Miller served as Executive Vice President and Chief Financial Officer of Told Corporation, an industrial real estate development firm.  He started his career with Union Bank in 1976 as a management trainee and left in 1987 as Senior Vice President.

Specific Qualifications:
•	Previous history on the Company’s Board of Directors since 2000.
•	Knowledge of past and current business strategies.
•	Finance and accounting expertise qualifying him to serve as the chair of our Audit Committee.

David Vanderhorst has served as Chief Financial Officer since 2008 and also as Corporate Secretary since 2002.  Mr. Vanderhorst joined the Company in July 1999 as its Controller.  Prior thereto, from 1991 to 1998, Mr. Vanderhorst served as Chief Financial Officer for various companies.  From 1987 to 1991, the national accounting firm of Kenneth Leventhal & Company, now a division of Ernst & Young, LLP, employed Mr. Vanderhorst.  Mr. Vanderhorst is a Certified Public Accountant, receiving his professional certification in 1991.

Code of Ethics.  The Board of Directors has adopted a Code of Ethics for all officers, including its principal executive officer and its principal financial officer and is posted on our website, www.taitroncomponents.com, under the link “Investors”.

Board Leadership Structure.  Our Corporate Governance Guidelines describe our policies concerning, among other things, the role of the Board of Directors and management, proper Board functions, independence, and committee matters.  The positions of Chairman of the Board of Directors and Chief Executive Officer are currently held by different persons, although we do not have a policy requiring that to be the case.  Instead, our Board of Directors has the authority to choose its Chairman in any way it deems best for us at any given point in time.  Accordingly, our Board of Directors reserves the right to vest the responsibilities of the Chief Executive Officer and Chairman in the same person or in two (2) different individuals depending on what it believes is in our best interest.  At this time, our Board of Directors has determined that separation of these roles most appropriately suits us.  Mr. Ku is uniquely qualified to serve as our Chairman given his leadership of our Board of Directors since inception in 1989 and his extensive international and domestic business experience.  Further, our Board of Directors believes that this division of roles allows Mr. Wang to focus more of his efforts to achieving the goals and objectives of our strategic plan.  Our Board of Directors believes that there is no single leadership structure that would be most effective in all circumstances and, therefore, retains the authority to modify our Board's structure to best address our circumstances as and when appropriate.

Role of Our Board of Directors in Risk Oversight.  The Board of Directors, as a whole and at the committee level, has overall responsibility for overseeing our risks, including general oversight of our executive officers’ management of risks relevant to the Company.  A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company.  The involvement of our Board of Directors in reviewing our strategic plan is an integral aspect of the Board’s assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company.

Director Independence.  The Board of Directors has affirmatively determined that each of the Company’s non-employee directors and all members of each of the Company’s Audit and Compensation Committees (Messrs. Chiang, Miller and Sung) are independent within the meaning of the director independence standards of the Nasdaq Stock Market LLC (“NASDAQ”) and the Securities and Exchange Commission (“SEC”), including Rule 10A-3(b)(1) under the Exchange Act.

Annual Meeting Attendance.  We encourage, but do not require, all incumbent directors and director nominees to attend our annual meetings of shareholders.  At the 2017 Annual Meeting of Shareholders, only Mr. Wang was in attendance.

Director Meeting Attendance.  During fiscal year 2017, the Board of Directors held one (1) meeting and took one (1) action by unanimous written consent.

Committees of the Board of Directors and Meetings.  The Board currently has, and appoints the members of, a standing Audit Committee and Compensation Committee.  Each committee is comprised solely of non-employee Directors, reports regularly to the full Board and annually evaluates its performance.  The members of the committees are identified in the following table:

Director	Audit	Compensation
Richard Chiang	✓	Chair
Felix Sung	✓	✓
Craig Miller	Chair	✓

Audit Committee – The Audit Committee generally has direct responsibility and oversight for our accounting policies and internal controls, financial reporting practices, and legal and regulatory compliance.  More specifically, the Audit Committee has responsibility to review and discuss the annual audited financial statements and disclosures with management and the independent auditor; review the financial statements and disclosures provided in our quarterly and periodic reports with management and the independent auditor; and oversee the external audit coverage, including appointment and replacement of the independent auditor and pre-approval of all audit and non-audit services to be performed by the independent auditor.

All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and NASDAQ, as such standards apply specifically to members of audit committees.  The Board has determined that Mr. Miller is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.  The Audit Committee operates under a written charter adopted by the Board of Directors, which is available online by accessing our website at www.taitroncomponents.com under "Investors", but does not constitute part of this Proxy Statement.

During fiscal year 2017, our Audit Committee held one (1) meeting.  In addition, Mr. Miller discussed the results of the annual audit with management and the independent registered public accounting firm prior to the filing of our annual financial statements.

Compensation Committee – The Compensation Committee reviews, makes recommendations and approves the compensation level of executive officers and key employees based on an evaluation of their performance in light of our goals and objectives, including administration of our equity based compensation plan.  The Compensation Committee does not operate under a written charter adopted by the Board of Directors.  Typically, our chief executive officer makes recommendations to the Compensation Committee, often attends committee meetings and is involved in the determination of compensation for the executive officers that report to him, except that he does not make recommendations as to his own compensation.  The Compensation Committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer other than the chief executive officer, as well as each individual compensation component.  The Compensation Committee makes recommendations to the board regarding compensation for the chief executive officer.  The independent members of the Board of Directors make the final decisions regarding executive compensation for our chief executive officer.

During fiscal year 2017, our Compensation Committee held one (1) meeting.

Nominating Committee – We do not have a standing nominating committee.  The Board of Directors does not believe that it is necessary for us to have a standing nominating committee since we have a relatively small Board of Directors and our independent directors will serve in the capacity of a nominating committee when necessary.  All of our directors participate in the consideration of director nominees.  However, consistent with applicable NASDAQ listing standards, each director nominee must be selected or recommended for the Board of Directors’ selection by a majority of the independent directors of the Board of Directors.  In considering candidates for directorship, the Board of Directors considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met in order to be recommended as a nominee.  The Board of Directors does believe, however, that all Board members should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no conflict of interest that would interfere with their performance as a director of a public corporation.

The Board of Directors may employ a variety of methods for identifying and evaluating nominees for director, including shareholder recommendations.  Periodically, the Board of Directors assesses its size, the need for particular expertise on the Board of Directors and whether any vacancies are expected due to retirement or otherwise.  If vacancies are anticipated or otherwise arise, the Board of Directors will consider various potential candidates for director who may come to the Board of Directors’ attention through current Board members, professional search firms or consultants, shareholders or other persons.  The Board of Directors may hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.  In 2017, no professional search firms or consultants were needed and, accordingly, no fees were paid in this regard to professional search firms or consultants in 2017.  The Board of Directors does not evaluate candidates differently based on who made the recommendation for consideration.

Shareholders who wish to nominate a director for election at an annual shareholder meeting must submit their recommendations at least 120 days before the date of the next scheduled annual meeting of shareholders.  Shareholders may recommend candidates for consideration by the Board of Directors by writing to the Company’s Corporate Secretary at 28040 West Harrison Parkway, Valencia, California 91355, giving the candidate’s name, contact information, biographical data, and qualifications.  A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any shareholder recommendation.  There were no director candidates put forward by shareholders for consideration at the 2017 Annual Meeting.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Shareholders may communicate with the Board of Directors by sending a letter to Board of Directors of Taitron Components Incorporated, c/o Office of the Corporate Secretary, 28040 West Harrison Parkway, Valencia, California  91355.  All communications must contain a clear notation indicating that they are a “Shareholder — Board Communication” or “Shareholder — Director Communication” and must identify the author as a shareholder.  The office of the Corporate Secretary will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate.  The office of the Corporate Secretary has authority to discard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications.
COMPENSATION OF DIRECTORS

DIRECTOR COMPENSATION TABLE

The following table discloses information regarding compensation paid to our non-employee directors for our fiscal year December 31, 2017.

Name	Fees Earned or Paid in Cash [1] ($)	Stock Awards ($)	Option Awards [2] ($)	Non-Equity Incentive Plan Comp. ($)	Change in Pension Value and Nonqualified Deferred Comp. Earnings ($)	All Other Comp. ($)	Total ($)
R. Chiang	1,500	-	-	-	-	-	1,500
F. Sung	1,500	-	-	-	-	-	1,500
C. Miller	1,500	-	-	-	-	-	1,500

[1] Non-employee directors receive $1,500 for attending the annual Board of Directors meeting and the Company pays all out-of-pocket fees associated with all directors’ attendance.
[2] Non-employee directors may receive annually 5,000 non-statutory options of Class A Common Stock exercisable at the fair market value of the Company’s Class A Common Stock on the date of grant.  A discussion of the methods used in calculation of these values may be found in Note 7 to the consolidated financial statements in our Annual Report on Form 10-K and reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year computed in accordance with ASC 718 “Stock Based Compensation”.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation of each of our named executive officers for the previous two (2) fiscal years ended December 31.  No other executive officer received compensation exceeding $100,000 during the last fiscal year.  The Company has no employment agreements with any employee.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards [1] ($)	Non-Equity Incentive Plan Comp. ($)	Change in Pension Value and Nonqualified Deferred Comp. Earnings ($)	All Other Comp. [2] ($)	Total ($)

S. Wang CEO	2017	182,000	-	-	-	-	-	47,850	229,850
	2016	182,000	-	-	-	-	-	39,100	221,100

D. Vanderhorst CFO	2017	147,500	-	-	-	-	-	14,400	161,900
	2016	145,000	-	-	-	-	-	16,500	161,500

[1] A discussion of the methods used in calculation of these values may be found in Note 7 to our consolidated financial statements in our Annual Report on Form 10-K.  Reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year computed in accordance with ASC 718 “Stock Based Compensation”.
[2] Reflects amounts primarily for unused vacation pay and auto allowance benefits.

OUTSTANDING EQUITY AWARDS TABLE AT FISCAL YEAR-END TABLE

The following table discloses information regarding outstanding options held by our named executive officers as of the end of our last competed fiscal year December 31, 2017.

	Option Awards [1]					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
S. Wang	35,000	-	-	1.07	4/10/2019	-	-	-	-
CEO	23,333	11,667	-	1.09	6/19/2020	-	-	-	-
	-	-	-	-	-	-	-	-	-
	-	-	-	-	-	-	-	-	-

D. Vanderhorst	7,000	-	-	1.57	3/20/2018	-	-	-	-
CFO	5,000	-	-	0.84	5/6/2019	-	-	-	-
	9,000	-	-	1.21	7/5/2021	-	-	-	-
	8,000	-	-	0.91	7/26/2022	-	-	-	-
	8,000	-	-	0.97	4/10/2024	-	-	-	-
	6,667	3,333	-	0.99	6/16/2025	-	-	-	-

[1] All options vest in three (3) equal annual installments beginning one (1) year from the date of grant and are subject to termination provisions as defined in the Plan.

REPORT OF THE AUDIT COMMITTEE

Since 1995, the Company has had an Audit Committee composed entirely of independent directors.  The members of the Audit Committee meet the independence and experience requirements of NASDAQ listing standards.  The Audit Committee has adopted, and the Board of Directors approved, a charter outlining the practices it follows.

During the fiscal year 2017, the Audit Committee held one (1) formal meeting with the senior members of the Company’s financial management team.  During that meeting, management reviewed the audited financial statements in the Annual Report with the Audit Committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.  Additionally, the Audit Committee discussed written disclosures from the independent auditors’ discussing matters required by PCAOB Auditing Standard 1301, “Communications with Audit Committees” and confirmed the auditors’ independence with respect to the Company in accordance with Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence”.  The Audit Committee also has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.  The Audit Committee has concluded that the independent auditors are independent from the Company and its management.  The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audit.  In addition, Mr. Miller discussed the results of the annual audit with the independent registered public accounting firm prior to the filing of our financial statements for related periods.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  The Audit Committee does not complete its reviews prior to the Company’s public announcements of financial results and, necessarily, in its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles in the United States of America.

In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.

AUDIT COMMITTEE
Richard Chiang
Felix Sung
Craig Miller, Chairman

The information in this Audit Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or to be subject to Regulation 14A or 14C as promulgated by the SEC, or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and Board of Directors has appointed the firm of Haskell & White LLP as its independent registered public accounting firm for 2017.  A representative of their firm is not expected to be present at the Annual Meeting.

Fees Paid to Independent Registered Public Accounting Firms.  The following table presents the aggregate fees billed for the indicated services performed for the last two (2) fiscal years ended December 31:

	2017	2016
Audit Fees	$78,400	$64,670
Audit-Related Fees
Tax Fees	-	-
All Other Fees	-	-
Total	$78,400	$64,670

Audit Fees.  Fees for audit services, as approved by the Audit Committee and provided by our principal accountants, including fees associated with the annual audit and quarterly interim reviews.

Audit-Related Fees.  Fees for audit-related services reasonably related to the performance of the audit or review of our financial statements, were not provided by our principal accountant for 2017 or 2016.  The Company paid fees totaling approximately $4,000 in both 2017 and 2016 years to an independent professional tax accountant, for services related to the preparation of our tax provision.

Tax Fees.  Fees for tax services were not provided by our principal accountant for 2017 or 2016.  The Company paid fees totaling approximately $5,000 in both 2017 and 2016 years to an independent professional tax accountant, for the preparation of our federal and multi-state tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services.  Consistent with policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditors.  In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditors.  Our Audit Committee will consider whether the provision of non-audit services is compatible with maintaining the independent auditor’s independence, and will approve such services, should such a situation arise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2017, the Company purchased electronic component products of approximately $59,000 from Princeton Technology Corporation (“PTC”), a company controlled by Mr. Chiang, a director of the Company.  All of these purchases were for products carried by the Company in inventory and the Company considers these purchases to be in the normal course of business and negotiated on an arm’s length basis.  The Company has entered into a distributor agreement with PTC, and accordingly, the Company expects to continue purchasing from PTC in the future.

During the year ended December 31, 2017, the Company made payments to K.S. Best International Co. Ltd., a company controlled by the brother of the Company’s Chief Executive Officer.  These payments were $24,000 for professional fees related to the operational management of the Company’s Taiwan office and $43,000 for interest expenses incurred on our outstanding line of credit facility.  The Company considers these payments to be in the normal course of business and negotiated on an arm’s length basis.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The Company’s Board of Directors has adopted a related person transactions policy.  The Audit Committee reviews transactions that may be “related-person transactions,” which are transactions between the Company and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest.  For purposes of the policy, a related person is a director, executive officer, nominee for director, or a greater than 5% beneficial owner of the Company’s common stock, in each case, since the beginning of the last fiscal year, and their immediate family members.  The Audit Committee reviews the material facts of all related-person transactions and either approves, ratifies, rescinds, or takes other appropriate action (in its discretion) with respect to the transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2018 certain information regarding the ownership of the Company’s Common Stock by (i) each person (including any group) known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company’s directors and director nominees, (iii) the Named Executive Officer, and (iv) all of the Company’s Named Executive Officer and directors as a group.  As of March 31, 2018, the Company had issued and outstanding 4,808,235 shares of Class A Common Stock and 762,612 shares of Class B Common Stock.  Unless otherwise indicated, the address of each of the executive officers and directors named below is c/o Taitron Components Incorporated, 28040 West Harrison Parkway, Valencia, California 91355.

	Class A Common Stock (1)				Class B Common Stock (1)		Voting Percent
Name and Address of Beneficial Owner	Number of Shares		Percent of Class	Options Exercisable in 60 days	Number of Shares	Percent of Class	All classes of Common Stock (1)

Executive Officers and Directors:
Stewart Wang	1,316,938	(2)	27.4%	58,333	762,612	100%	66.3% (4)
Tzu Sheng (Johnson) Ku	1,177,271	(3)	24.5%	13,333			9.6%
Richard Chiang	24,694		*	38,333			*
Felix Sung	26,727		*	38,333			*
Craig Miller	-		*	38,333			*
David Vanderhorst	31,872		*	36,667			*
All directors and executive officers as a group (6 persons)	2,577,502		51.9%		762,612	100.0%	75.9%
5% Shareholders:
None

* = less than 1%

(1)
Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to the shares.  Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

(2)	Includes 762,612 shares of Class A Common Stock issuable upon conversion of the 762,612 shares of Class B Common Stock owned by Mr. Wang, and 470,387 shares owned by 401(k) trust.
(3)	Includes 81,962 shares owned by Mr. Ku’s wife, and 442,044 shares owned by 401(k) trust.
(4)
Excludes 762,612 shares of Class A Common Stock issuable upon conversion of the 762,612 shares of Class B Common Stock owned by Mr. Wang.  The percentage of all classes owned represents the combined voting power of the Class A and Class B shares held by Mr. Wang.  Mr. Wang is entitled to cast 10 votes for each share of Class B Common stock held.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of the forms received by it, or written representations from certain reporting persons that Section 16(a) forms were required and filed by those persons, the Company believes that, during the year ended December 31, 2017, all of these reports were timely filed.

 PROPOSALS OF SHAREHOLDERS

Any shareholder who intends to present a proposal at the 2018 Annual Meeting of Shareholders for inclusion in the Company’s Proxy Statement and proxy form relating to the 2019 Annual Meeting must submit the proposal to the Company at its principal executive offices by December 31, 2018.  In addition, in the event a shareholder proposal is not received by the Company by December 31, 2018, the proxy to be solicited by the Board of Directors for the 2019 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the shares if the proposal ultimately is presented at the 2019 Annual Meeting without any discussion of the proposal in the Proxy Statement for that meeting.

The rules and regulations of the Securities and Exchange Commission provide that if the date of the Company’s 2019 Annual Meeting is advanced or delayed more than 30 days from the date of the 2018 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2019 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2019 Annual Meeting.  Upon determination by the Company that the date of the 2019 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2018 Annual Meeting, the Company will disclose that change in the earliest possible Quarterly Report on Form 10-Q.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Company is delivering this Proxy Statement to all stockholders of record as of the Record Date.  Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one (1) Annual Report and Proxy Statement if previously notified by their bank, broker or other holder.  This process by which only proxy statement, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one (1) or more of the security holders, is called “householding.”  Householding may provide convenience for stockholders and cost savings for companies.  Once begun, householding may continue unless instructions to the contrary are received from one (1) or more of the stockholders within the household.

Street name stockholders in a single household who received only one (1) copy of the Annual Report and Proxy Statement may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record.  Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form.  Alternatively, street name stockholders whose holders of record utilize the services of Broadridge (as indicated on the voting instruction form sent to them) may send written instructions to Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call (631) 254-7067.  The instructions must include the stockholder’s name and account number and the name of the bank, broker or other holder of record.  Otherwise, street name stockholders should contact their bank, broker or other holder.

Copies of this Proxy Statement and the 2017 Annual Report on Form 10-K is available promptly by calling (661) 257-6060, or by writing to Attention: Investor Relations, Taitron Components Incorporated, 28040 West Harrison Parkway, Valencia, California 91355.  If you are receiving multiple copies of this Proxy Statement and the Annual Report, you also may request orally or in writing to receive a single copy of this Proxy Statement and the Annual Report by calling (661) 257-6060, or writing to Attention: Investor Relations, Taitron Components Incorporated, 28040 West Harrison Parkway, Valencia, California 91355.

OTHER MATTERS

The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement.  Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement.  If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

EXPENSES

The entire cost of soliciting proxies will be borne by the Company.  Solicitation may be made by mail.  The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward soliciting material to the beneficial owners of the Common Stock held of record by them and will reimburse those persons for their reasonable charges and expenses in connection therewith.

ANNUAL REPORT TO SHAREHOLDERS

The Company’s Annual Report on Form 10-K for the year ended December 31, 2017 is available online by accessing our website at www.taitroncomponents.com under "Investors", but does not constitute part of this Proxy Statement.

REPORT ON FORM 10-K

THE COMPANY UNDERTAKES, UPON WRITTEN REQUEST, TO PROVIDE, WITHOUT CHARGE, EACH PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED WITH A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2017, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO.  REQUESTS SHOULD BE ADDRESSED TO TAITRON COMPONENTS INCORPORATED, ATTENTION: INVESTOR RELATIONS, 28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA  91355.

APPENDIX A
TAITRON COMPONENTS INCORPORATED
2018 OMNIBUS INCENTIVE PLAN
Taitron Components Incorporated (the “Company”), a California corporation, hereby establishes and adopts the following 2018 Omnibus Incentive Plan (the “Plan”).
1.          PURPOSE OF THE PLAN
The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.
2.          DEFINITIONS
2.1          “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.
2.2          “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.
2.3          “Board” shall mean the board of directors of the Company.
2.4          “Business Combination” shall have the meaning set forth in Section 11.3(c).
2.5          “Change in Control” shall have the meaning set forth in Section 11.3.
2.6          “Code” shall mean the Internal Revenue Code of 1986, as amended.
2.7          “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules.
2.8          “Company Voting Securities” shall have the meaning set forth in Section 11.3(b).
2.9          “Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital‑raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.
2.10          “Covered Employee” shall mean an employee of the Company or its Subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.
2.11          “Data” shall have the meaning set forth in Section 13.17.
2.12          “Director” shall mean a member of the Board who is not an employee.

2.13          “Dividend Equivalents” shall have the meaning set forth in Section 12.5.
2.14          “Effective Date” shall have the meaning set forth in Section 13.13.
2.15          “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.
2.16          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
2.17          “Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.
2.18          “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.
2.19          “Incumbent Directors” shall have the meaning set forth in Section 11.3(a).
2.20          “Maximum Plan Shares” shall have the meaning set forth in Section 3.1(a).
2.21          “Non-Qualifying Transaction” shall have the meaning set forth in Section 11.3(c).
2.22          “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.
2.23          “Other Share-Based Award” shall have the meaning set forth in Section 8.1.
2.24          “Parent Corporation” shall have the meaning set forth in Section 11.3(c).
2.25          “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.
2.26          “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.
2.27          “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.
2.28          “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.
2.29          “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.30          “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.
2.31          “Permitted Assignee” shall have the meaning set forth in Section 12.3.
2.32          “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
2.33          “Restricted Stock Award” shall have the meaning set forth in Section 7.1.
2.34          “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
2.35          “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.
2.36          “SEC” means the Securities and Exchange Commission.
2.37          “Shares” shall mean shares of Class A Common Stock of the Company, par value $0.001 per share.
2.38          “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.
2.39          “Subsidiary” shall mean any entity (other than the Company) in an unbroken chain of entities beginning with the Company if, at the relevant time each of the entities other than the last entity in the unbroken chain owns equity and/or interests possessing 50% or more of the total combined voting power of all equity in one of the other corporations in the chain.
2.40          “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
2.41          “Surviving Corporation” shall have the meaning set forth in Section 11.3(c).
2.42          “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.
3.          SHARES SUBJECT TO THE PLAN
(a)          Number of Shares. (a) Subject to adjustment as provided in Section 12.2, a total of 1,000,000 Shares shall be authorized for grant under the Plan (the “Maximum Plan Shares”). Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted.
(b)          If any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), then in each such case the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan on a one-for-one basis. In the event that any Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall again be available for Awards under the Plan on a one-for-one basis. In addition, in the event that withholding tax liabilities arising from any Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall again be available for Awards under the Plan on a one-for-one basis.

(c)          Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable limitations applicable to a Participant under Section 10.5, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan as provided in paragraph (b) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.
3.2          Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.
4.          ELIGIBILITY AND ADMINISTRATION
4.1          Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant.
(a)          Administration. (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(b)          Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.
(c)          To the extent not inconsistent with applicable law, including Section 162(m) of the Code with respect to Awards intended to comply with the performance-based compensation exception under Section 162(m), or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may (i) delegate to a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, authorize one or more executive officers to do one or more of the following with respect to Employees who are not directors or executive officers of the Company: (A) designate Employees (including officers) to be recipients of Awards, (B) determine the number of Shares subject to such Awards to be received by such Employees and (C) cancel or suspend Awards to such Employees; provided that (x) any resolution of the Committee authorizing such officer(s) must specify the total number of Shares subject to Awards that such officer(s) may so award and (y) the Committee may not authorize any officer to designate himself or herself as the recipient of an Award.

5.          OPTIONS
5.1          Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.
5.2          Award Agreements. All Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms and conditions of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any Participant who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.
5.3          Option Price. Other than in connection with Substitute Awards, the option price per Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.
5.4          Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (i) the exercise of the Option, other than an Incentive Stock Option, is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.
(a)          Exercise of Options. (a) Vested Options granted under the Plan shall be exercised by the Participant (or by a Permitted Assignee thereof or the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.
(b)          Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

(c)          Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.
5.6          Form of Settlement. In its sole discretion, the Committee may provide that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities.
5.7          Incentive Stock Options. The Committee may grant Incentive Stock Options to any Employee subject to the requirements of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be the Maximum Plan Shares, subject to adjustment as provided in Section 12.2.
6.          STOCK APPRECIATION RIGHTS
6.1          Grant and Exercise. The Committee may grant Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.
6.2          Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:
(a)          Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.
(b)          The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.
(c)          The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.
(d)          The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years, except in the event of death or disability. Notwithstanding clause (ii) of the preceding sentence, in the event that on the last business day of the term of a Stock Appreciation Right (x) the exercise of the Stock Appreciation Right is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(e)          An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; provided, however, any fractional Share shall be settled in cash.
(f)          Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant, (ii) cancel any Stock Appreciation Right in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.
7.          RESTRICTED STOCK AND RESTRICTED STOCK UNITS
7.1          Grants. Awards of Restricted Stock and of Restricted Stock Units may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the grant of Restricted Stock or Restricted Stock Units, subject to such minimum consideration as may be required by applicable law.
7.2          Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.
7.3          Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant who holds a Restricted Stock Unit Award shall only have those rights specifically provided for in the Award Agreement; provided, however, in no event shall the Participant have voting rights with respect to such Award. Except as otherwise provided in an Award Agreement, any Shares or any other property distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.
7.4          Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such book entry registration, certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8.          OTHER SHARE-BASED AWARDS
8.1          Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.
8.2          Award Agreements. The terms of Other Share-Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding the provisions of this Section, Dividend Equivalents with respect to the Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such cash, stock or other property has been distributed.
8.3          Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.
8.4          Deferral of Director Fees. Directors shall, if determined by the Board, receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual retainer. In addition, Directors may elect to receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code. The Committee shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in deferred stock units.
9.          PERFORMANCE AWARDS
9.1          Grants. Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2 or such other criteria as determined by the Committee in its discretion.
9.2          Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.
9.3          Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.
9.4          Payment. Except as provided in Article 11, as provided by the Committee or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.          CODE SECTION 162(m) PROVISIONS
10.1          Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.
10.2          Performance Criteria. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities, factoring transactions, sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally, or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.
10.3          Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4          Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.
10.5          Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may (i) be granted Options or Stock Appreciation Rights during any 12-month period with respect to more than 35% of the Maximum Plan Shares and (ii) earn more than 35% of the Maximum Plan Shares for each twelve (12) months in the vesting period or Performance Period with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares (provided that any Shares that would have been earned after such twelve (12) month period that are earned due to an acceleration as a result of a Change in Control of the Company shall not count against such limitation). In addition to the foregoing, the maximum dollar value that may be earned by any Participant for each twelve (12) months in a Performance Period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $2,000,000 (provided that any amount that would have been earned after such twelve (12) month period that is earned due to an acceleration as a result of a Change in Control of the Company shall not count against such limitation). If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section.
11.          CHANGE IN CONTROL PROVISIONS
11.1          Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed or (y) converted into Restricted Stock Awards or Restricted Stock Unit Awards based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) that are subject to Section 11.2.
(a)          Assumption or Substitution of Certain Awards. (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within 12 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 12 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a

Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.
(b)          Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.
(c)          The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.
11.3          Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:
(a)          During any 12-month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;
(b)          Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (i) by the Company or any Subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c), or (v) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person;

(c)          The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”); or
(d)          The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

12.          GENERALLY APPLICABLE PROVISIONS
12.1          Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 under the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 5.3 or Section 6.2(f) to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) increase any of the limitations in Section 10.5. The Board may not (except pursuant to Section 12.2 or in connection with a Change in Control), without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award. In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

12.2          Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the limitations in Section 10.5 (other than to Awards denominated in cash), the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number.
12.3          Transferability of Awards. Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.
12.4          Termination of Employment or Services. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.
12.5          Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.
13.          MISCELLANEOUS
13.1          Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

13.2          Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to a Participant (or Permitted Assignee) such withholding taxes as may be required by law, or to otherwise require the Participant (or Permitted Assignee) to pay such withholding taxes. If the Participant (or Permitted Assignee) shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant (or Permitted Assignee) or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants (or Permitted Assignee) to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the minimum required tax withholding rate for the Participant (or Permitted Assignee) or such other rate, including a higher rate specified by the Participant, that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.
13.3          Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan.
13.4          Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.
13.5          Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that:
(a)          In the event of a restatement of the Company’s financial statements, the Committee shall have the right to review any Award, the amount, payment or vesting of which was based on an entry in the financial statements that are the subject of the restatement. If the Committee determines, based on the results of the restatement, that a lesser amount or portion of an Award should have been paid or vested, it may (i) cancel all or any portion of any outstanding Awards and (ii) require the Participant or other person to whom any payment has been made or shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the period beginning twelve months preceding the date of the restatement and ending with the date of cancellation of any outstanding Awards.
(b)          If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement.

13.6          Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any U.S. national securities exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
13.7          Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.
13.8          Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
13.9          Severability. The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.
13.10          Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
13.11          Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
13.12          Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of California, without reference to principles of conflict of laws, and construed accordingly.
13.13          Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote thereon (the “Effective Date”). The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan; provided, however, in no event may Incentive Stock Options be granted more than ten (10) years after the earlier of (i) the date of the adoption of the Plan by the Board or (ii) the Effective Date of the Plan as provided in the first sentence of this Section. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14          Foreign Employees and Consultants. Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.
13.15          Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.
13.16          No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization (including, without limitation, the SEC) any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.
13.17          Data Privacy. As a condition of acceptance of an Award, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Company and its Subsidiaries hold certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, managing and administering the Plan (the “Data”). The Participant further understands that the Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, management and administration of the Participant’s participation in the Plan, and that the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company in the implementation, management and administration of the Plan. The Participant understands that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant, through participation in the Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares. The Participant understands that the Data will be held only as long as is necessary to implement, manage, and administer the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Participant understands that refusal or withdrawal of consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

13.18          Indemnity. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
13.19          Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.